SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT
                                   Pursuant to
                              SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

Date of Report (Date of earliest event reported):  April 10, 2003

                          PACIFIC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

              Washington                   000-29829            91-1815009
       (State or other jurisdiction    (SEC File Number)     (IRS Employer
    of incorporation or organization)                        Identification No.)



                             300 East Market Street
                         Aberdeen, Washington 98520-5244
                                (360) 533-8870
                   (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

Item 9.  Regulation FD Disclosure

     Pacific Financial Corporation ("Pacific") is furnishing information in accordance with Regulation FD regarding its financial results for the three months ended March 31, 2003. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in any such filing.

     Pacific's net income for the three months ended March 31, 2003, was $1,112,000, a 173% increase compared to $408,000 for the three months ended March 31, 2002. The most significant factor contributing to the increase was a 100% decrease in the provision for loan losses from $954,000 to zero.

     Net interest income for the three months ended March 31, 2003, increased $114,000 to $3,023,000 compared to the same period of the prior year. The increase is attributable to a $42,000 increase in interest income and a $72,000 decrease in interest expense.

     Non-interest income decreased $10,000 to $444,000 for the three months ended March 31, 2003, compared to the same period of the prior year, while non-interest expense increased $91,000 to $1,910,000. The increase in non-interest expense was primarily related to increases in salaries and incentive compensation.

     The federal income tax provision for the three months ended March 31, 2003, was $445,000, compared to $182,000 for the three months ended March 31, 2002.

     Pacific's unaudited condensed consolidated balance sheets at March 31, 2003 and December 31, 2002, and unaudited condensed consolidated statements of income and selected performance ratios for the three months ended March 31, 2003 and 2002, follow.

Pacific Financial Corporation
Condensed Consolidated Balance Sheets
(Dollars in thousands)

                                                                       March 31,  December 31,
                                                                         2003        2002
                                                                      (Unaudited)

Assets
         Cash and due from banks                                         $ 6,943     $ 8,473
         Interest bearing balances with banks                                664         373
         Federal funds sold                                                8,580         ---
         Investment securities available for sale                         51,690      52,230
         Investment securities held-to-maturity                           10,035      10,362
         Federal Home Loan Bank stock, at cost                               881         866
         Loans held for sale                                                 ---         286

         Loans                                                           187,045     185,504
         Allowance for credit losses                                       2,354       2,473
                                                                         -------     -------
         Loans, net                                                      184,691     183,031

         Premises and equipment                                            3,766       3,850
         Foreclosed real estate                                            1,058         686
         Accrued interest receivable                                       1,640       1,493
         Cash surrender value of life insurance                            5,971       5,898
         Other assets                                                      1,121         986
                                                                         -------     -------

Total assets                                                            $277,040    $268,534
                                                                         =======     =======

Liabilities and Stockholders' Equity
         Deposits:
           Non-interest bearing                                         $ 41,424    $ 40,084
           Interest bearing                                              193,934     185,170
                                                                         -------     -------
         Total deposits                                                  235,358     225,254

         Accrued interest payable                                            287         318
         Short-term borrowings                                               ---       1,800
         Long-term borrowings                                             13,500      11,000
         Other liabilities                                                 2,000       5,479
                                                                         -------     -------
         Total liabilities                                               251,145     243,851

Stockholders' Equity
         Common Stock (par value $1);  authorized:                         2,513       2,513
         25,000,000 shares; issued March 31, 2003-2,512,659 shares;
         December 31, 2002-2,512,659 shares
         Additional paid-in capital                                        9,839       9,839
         Retained earnings                                                12,726      11,614
         Accumulated other comprehensive income                              817         717
                                                                         -------     -------
         Total shareholders' equity                                       25,895      24,683
                                                                         -------     -------
Total liabilities and shareholders' equity                              $277,040    $268,534
                                                                         =======     =======

Pacific Financial Corporation
Condensed Consolidated Statements of Income
(Dollars in thousands)
                                                   Three months ended March 31,
                                                     2003              2002
                                                  (Unaudited)       (Unaudited)
Interest Income
Loans                                                 $3,250           $3,294
Securities held to maturity:
 Taxable                                                  73              ---
 Tax-exempt                                               48               62
Securities available for sale:
 Taxable                                                 431              360
 Tax-exempt                                              117              146
Deposits with banks
 and federal funds sold                                    3               18
                                                     -------          -------
Total interest income                                  3,922            3,880


Interest Expense
Deposits                                                 790              938
Other borrowings                                         109               33
                                                     -------          -------
Total interest expense                                   899              971


Net Interest Income                                    3,023            2,909
Provision for credit losses                              ---              954
                                                     -------          -------
Net interest income after provision
   for credit losses                                   3,023            1,955

Non-interest Income
Service charges                                          250              234
Mortgage loan origination fees                            22              ---
Gain (loss) on sale of foreclosed real estate             (8)             (17)
Other operating income                                   180              237
                                                     -------          -------
Total non-interest income                                444              454


Non-interest Expense
Salaries and employee benefits                         1,140              990
Occupancy and equipment                                  238              234
Other                                                    532              595
                                                     -------          -------
Total non-interest expense                             1,910            1,819
Income before income taxes                             1,557              590
Provision for income taxes                               445              182
                                                     -------          -------
Net Income                                            $1,112            $ 408
                                                     =======          =======

                          PACIFIC FINANCIAL CORPORATION
                           Selected Performance Ratios

                                        Three Months Ended March 31,
                                             2003            2002
                                             ----            ----

      Net interest margin                     4.81%          5.21%
      Efficiency ratio                       53.62%         51.32%
      Return on average assets                1.65%           .84%
      Return on average equity               17.71%          9.16%


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PACIFIC FINANCIAL CORPORATION


DATED:  April 10, 2003                    By: /s/ John Van Dijk
                                              -------------------------------
                                                John Van Dijk
                                                Executive Vice President
                                                and Chief Financial Officer